UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 27, 2004
                                                  ------------------------------


                          GS Mortgage Securities Corp.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                               333-100818                     13-6357101
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)


85 Broad Street, New York, New York                                10004
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (212) 902-1000
                                                  ------------------------------


                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")) and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the PSA) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the First Franklin Mortgage Loan Trust 2004-FF3, Mortgage Pass-Through Certificates, Series 2004-FF3 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (99.1) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

            (99.2) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

            (99.3) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

            (99.4) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

            (99.5) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

            (99.6) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

            (99.7) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

            (99.8) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

            (99.9) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

            (99.10) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

            (99.11) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

            (99.12) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

            (99.13) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

            (99.14) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

            (99.15) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GS MORTGAGE SECURITIES CORP.



      April 29, 2004
      --------------
                                   By:    /s/ Howard Altarescu
                                      ---------------------------------
                                      Name:     Howard Altarescu
                                      Title:    Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99.1)            Computational Materials prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust,
                  Mortgage Pass-Through Certificates,
                  Series 2004-FF3.

(99.2)            Computational Materials prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust,
                  Mortgage Pass-Through Certificates,
                  Series 2004-FF3.

(99.3)            Computational Materials prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust,
                  Mortgage Pass-Through Certificates,
                  Series 2004-FF3.

(99.4)            Computational Materials prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust,
                  Mortgage Pass-Through Certificates,
                  Series 2004-FF3.

(99.5)            Computational Materials prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust,
                  Mortgage Pass-Through Certificates,
                  Series 2004-FF3.

(99.6)            Computational Materials prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust,
                  Mortgage Pass-Through Certificates,
                  Series 2004-FF3.

(99.7)            Computational Materials prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust,
                  Mortgage Pass-Through Certificates,
                  Series 2004-FF3.

(99.8)            Computational Materials prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust,
                  Mortgage Pass-Through Certificates,
                  Series 2004-FF3.

(99.9)            Computational Materials prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust,
                  Mortgage Pass-Through Certificates,
                  Series 2004-FF3.

(99.10)           Computational Materials prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust,
                  Mortgage Pass-Through Certificates,
                  Series 2004-FF3.

(99.11)           Computational Materials prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust,
                  Mortgage Pass-Through Certificates,
                  Series 2004-FF3.

(99.12)           Computational Materials prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust,
                  Mortgage Pass-Through Certificates,
                  Series 2004-FF3.

(99.13)           Computational Materials prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust,
                  Mortgage Pass-Through Certificates,
                  Series 2004-FF3.

(99.14)           Collateral Term Sheets prepared by Goldman,          (E)
                  Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust,
                  Mortgage Pass-Through Certificates,

                  Series 2004-FF3.

(99.15)           Collateral Term Sheets prepared by Goldman,          (E)
                  Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust,
                  Mortgage Pass-Through Certificates,
                  Series 2004-FF3.